INVESTOR PRESENTATION May 2018

These slides contain (and the accompanying oral discussion will contain, where applicable) “forward- looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by these statements, including health issues, litigation and regulation relating to our business, our ability to achieve and/or maintain profitability, significant cyclical fluctuations in our customers’ businesses, competitive substitutes for our products, risks associated with our international operations, including foreign currency rate fluctuations, energy costs and the availability and prices of raw materials, and other factors disclosed in periodic reports filed with the Securities and Exchange Commission. Consequently, these forward- looking statements should be regarded as the Company’s current plans, estimates, and beliefs. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. These slides include certain non-GAAP financial measures as defined by the rules and regulations of the Securities and Exchange Commission. A reconciliation of those measures to the most directly comparable GAAP equivalent is provided in the Appendix to this presentation. Forward-looking Statements 2

Materion Company Profile 3 Company Overview Value-added (VA) Sales • Materion is an integrated producer of high- performance advanced engineered materials - Maintains a leading market position for niche products across multiple end markets - Strong positions in growing markets with high barriers to entry - Only global vertically integrated producer of beryllium (Be) and Be alloys • New CEO hired in March 2017 with focus on building performance excellence in five main areas: operational, commercial, innovation, digital, and inorganic growth • Q1 2018 financial highlights - Year-over-year (YOY) VA sales and adjusted OP growth for five consecutive quarters - Seven consecutive quarters of YOY VA sales growth - Posted adjusted earnings per share of $0.51, exceeding guidance and 76% higher vs. 2017 $617 $600 $678 0% 2% 4% 6% 8% 10% 12% $200 $300 $400 $500 $600 $700 $800 2015 2016 2017 Value-added Sales1 (millions) 1 Non-GAAP, excludes pass-through metal costs and special items. Refer to the Appendix for additional detail. 30% 15% 17% 8% 9% 5% 7% 9% Telecom Infrastructure Automotive Electronics Defense Industrial Components Medical Other Consumer Electronics Energy 54% 33% 13% Performance Alloys & Composites Precision Coatings Advanced Materials VA Sales 1 by End Market VA Sales 1 by Segment Adjusted Operating Profit Margin1

Key Facts 4 Share Statistics as of 03/29/2018 Q1 2018 TTM Financial Information Research coverage: KeyBanc, Jefferies, Sidoti, and Stonegate Adjusted EPS1 Adjusted EBITDA1 Debt-to-capitalization1 Operating cash flow Revenues Value-added sales1 $1.94 $95M <1% $76M $1,202M $710M ~1% Trading Symbol MTRN Stock Price $51.05 Shares O/S 20.2M 52 wk Range $31.90 - $54.25 3 Mo Avg Vol 127,063 Market Cap $1,029M Enterprise Value $1,012M Dividend yield 20.00 30.00 40.00 50.00 60.00 Materion Share Performance TTM 3.29.18 1 Non-GAAP, excludes pass-through metal costs and special items. Refer to the Appendix for additional detail.

Performance Alloys and Composites (PAC) 5 48% 12% 11% 17% 8% 4% Clad Strip ToughMet CuBe Be - Alloys Be – High Purity 53% 26% 20% 1% Europe United States Rest of World Asia 21% 21% 20% 14% 9% 7% 6% 2% Telecom Infrastructure Automotive Electronics Defense Industrial Components Medical Other Consumer Electronics Energy 339.9 358.5 335.1 332.0 363.5 0% 2% 4% 6% 8% 10% 12% 14% $100 $150 $200 $250 $300 $350 $400 2013 2014 2015 2016 2017 Product Mix2 Geographic Mix2 Value-added Sales by Market2 New product development • New proprietary non-Be alloys with improved durability & weight-to-strength ratio • New heat dissipating clad material • Improving customer yields with “near net shape” products New application development • Clad material serving the renewable energy market • Precision rolling to thinner strips opening new application opportunities • ToughMet® couplings serving the oil and gas production market resist mechanical wear, thread damage, corrosion, and erosion Beryllium market • World’s only fully integrated producer • Minimum of 75 years of proven mine reserves in Delta, Utah • Primary Be competitor is consuming stockpiled ore Growth Drivers Value-added Sales O P 1 % o f V A Sa le s V A S al e s1 ($ m ill io n s) Hydroxide 2 Reflects 2017 mix by market, geography, and product 1 Non-GAAP, excludes pass-through metal costs and special items. Refer to the Appendix for additional detail.

59% 24% 17% 168.6 181.0 182.8 176.3 228.0 0% 5% 10% 15% 20% 25% 30% 35% $100 $120 $140 $160 $180 $200 $220 $240 2013 2014 2015 2016 2017 Advanced Materials 54% 19% 17% 10% Services Packaging Targets Chemicals Europe United States Asia 49% 17% 8% 13% 5% 3% 5% Telecom Infrastructure Defense Other Medical Consumer Electronics Industrial Components Energy Product Mix2 Geographic Mix2 Value-added Sales by Market2 Growth Drivers Value-added Sales O P 1 % o f V A Sa le s V A S al e s1 ($ m ill io n s) Semiconductor • $400B market with strong growth outlook driven by macro consumer electronics and IoT trends • Continue to expand organically in core PVD and packaging applications • Expand into new technologies and chemistries Application development and R&D • Invest in application development laboratories • Invest in additional innovation-based R&D capabilities to meet market demand for quick turn prototypes Develop functional areas that require attention to support growth • Improve sales focus on high value customers by improving web- based solutions for small customers • Reduce R&D cycle time to match the industry 6 2 Reflects 2017 mix by market, geography, and product 1 Non-GAAP, excludes pass-through metal costs and special items. Refer to the Appendix for additional detail.

104.2 102.4 101.8 97.7 90.7 0% 4% 8% 12% 16% 20% 24% $60 $70 $80 $90 $100 $110 $120 2013 2014 2015 2016 2017 Precision Coatings 7 36% 45% 19% Blood Glucose Test Strips Projection Display Components Optical Filters & Arrays 69% 15% 15% 1% Europe United States Rest of World Asia 45% 20% 17% 9% 7% 2% Automotive Electronics Defense Other Medical Consumer Electronics Industrial Components Product Mix2 Geographic Mix2 Value-added Sales by Market2 Growth Drivers Value-added Sales O P 1 % o f V A Sa le s V A S al e s1 ($ m ill io n s) New product development • Novel electrode alloys • Wafer level thermal imaging coatings • Enhanced phosphor wheels New market development • New applications for medical sensing films • Growing demand for optical filters in consumer electronics and automotive sensors Expanded product and service offerings • Gettering capabilities for wafer level processing • Laser patterning • Precision film slitting & sheeting • Expand array product line 2 Reflects 2017 mix by market, geography, and product 1 Non-GAAP, excludes pass-through metal costs and special items. Refer to the Appendix for additional detail.

PROFITABLE GLOBAL GROWTH PERFORMANCE-BASED CULTURE AND RESULTS COMMERCIAL EXCELLENCE INNOVATION OPERATIONAL EXCELLENCE ACQUISITIONS DIGITAL EXCELLENCE Consistently Deliver Profitable Growth 8 Deliver sustained growth of double-digit EPS CAGR 153.9 157.0 145.1 143.9 176.1 171.4 181.2 149.0 181.3 Q2 Q3 Q4 Q1 2016 2017 2018 8.1 12.2 7.2 7.5 11.9 13.5 14.0 8.0 14.0 Q2 Q3 Q4 Q1 2016 2017 2018 VA Sales Operating Profit 1 1 1 Non-GAAP, excludes pass-through metal costs and special items. Refer to the Appendix for additional detail.

Well-positioned with Leading Global Product Offering 9 Product External Segment 2017 % of Value-added Sales1 Expected Annual Growth Next 3-5 Years Leading supplier of beryllium-containing products Performance Alloys & Composites ~39% Leading supplier of high-purity precious metal for physical vapor deposition (PVD) market Advanced Materials ~24% Leading supplier of high-end optical coatings Precision Coatings ~9% Only supplier of unique copper-nickel-tin materials, ToughMet® Performance Alloys & Composites ~9% Double digit growth Single digit growth 1 Non-GAAP, excludes pass-through metal costs. Refer to the Appendix for additional detail.

Global Megatrends Play to Our Strengths 10 Key Trends • Miniaturization of electronics/IoT • Additional electronic instruments for autos, aircraft • Expanding high performance optical device opportunities • Innovation in medical diagnostics and sensors • Extraction of oil and gas from previously inaccessible locations • Alternative energy • New aircraft builds and retrofits • Advancements in lighting (LED) Characteristics of our Materials Conductivity Corrosion resistance Weight savings (lighter) Purity Wavelength management Thermal management Lubricity Reliability Durability Miniaturization Strength

Market 2017 % of Value-added Sales1 Key Drivers Consumer Electronics 30% • Smart device growth • Sensing devices • Internet of Things (IoT) Industrial Components 15% • Heavy equipment builds • Plastic tooling • Fire protection (R and C construction) Medical 9% • Blood analysis test coating for medical diagnosis • Nuclear diagnostics equipment Defense 9% • Precision-guided munitions • Structural and electronic components for satellites, combat vehicles, and military aircraft Automotive Electronics 8% • Electronic systems and engine control • Increasing emissions standards Energy 7% • Deep sea drilling and completion • Directional drilling • Solar, batteries, and smart grid devices Telecom Infrastructure 5% • 4G completion/5G rollout • Undersea repeater housings Well-diversified Market Penetration 11 Total 83% 1 Non-GAAP, excludes pass-through metal costs. Refer to the Appendix for additional detail.

9.7% 11.2% 11.6% 14.1% 16.0% 17.3% 2013 2014 2015 2016 2017 Q1 2018 TTM Innovation Leading to Organic Growth 12 New Product Value-added Sales1 as % of Total Noteworthy New Products Offerings Phosphor Wheel • Provides high brightness, longer life • Offers low noise characteristics, individual precision balancing, and stable colors eStainless® • Thermally conductive replacement for conventional stainless steels • Manages higher heat of today’s processing technology ToughMet® Bushings • Copper-nickel-tin alloy that resists mechanical wear, thread damage, corrosion, and erosion • Minimizes weight & maintenance cost 2 CAGR calculated from 2013 – 2017 Aluminum/Scandium Targets • New mobile applications in MEMs devices, including speakers in phone • Offers superior performance to alternative materials 1 Non-GAAP, excludes pass-through metal costs. Refer to the Appendix for additional detail.

PAC Recovery Plan/Opportunity 13 $33.3 $23.6 $9.2 $0 $5 $10 $15 $20 $25 $30 $35 2014 2015 2016 m ill io n s PAC Operating Profit $33.3 $9.2 $10.8 $9.2 $4.1 $0 $5 $10 $15 $20 $25 $30 $35 2014 Oil & Gas Fx Price/Mix/ Volume/ Mfg Efficiency 2016 m ill io n s 1 How did we get here? 1. Reduce cost footprint and move to a more variable cost structure 2. Improve product portfolio mix and profitability through pricing and manufacturing process changes 3. Leverage beryllium market supply opportunity Expect to return to historical profitability levels by end of 2018 (high single-digit operating margins) Recovery Plan 2014 – 2016 Bridge $33.3 $23.6 $9.2 $22.1 $31.3 $0 $5 $10 $15 $20 $25 $30 $35 2014 2015 2016 2017 Q1 2018 TTM m ill io n s PAC Operating Profit 1 1 Non-GAAP, excludes special items. Refer to the Appendix for additional detail.

2016 2018 (F) <25% 28% $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 2013 2014 2015 2016 2017 Cash Flow from Operations ($ in millions) Free Cash Flow Capital Expenditures Cash Flow and Working Capital Efficiency Focus 14 Improve Working Capital3 Efficiency Working capital % of net sales 1 Free Cash Flow calculated as cash flow from operations less capital expenditures 2 Capital Expenditures includes mine development costs 3 Working capital is calculated as accounts receivable plus inventory less accounts payable $0 $0.10 $0.20 $0.30 $0.40 $0.50 2012 2013 2014 2015 2016 2017 Dividends per share $75.9 $60.3 $91.0 $68.2 1 2 $67.8

Disciplined Capital Deployment Going Forward 15 Return Cash to Shareholders • Share repurchase - $50M authorization ($16M remaining) • Dividends – increased 5% in 2017 Organic Growth • Invest in facilities and productivity projects • Invest in new products Inorganic Growth • Complimentary products/technologies • Maintain financial discipline 35% Debt & Shareholder 65% Growth

► Consistently delivering profitable growth ► Five consecutive quarters of year-over-year VA sales and OP growth ► PAC profitability improvement plan on track ► Sequential operating profit margin improvement last 4 quarters ► Q1 2018 adjusted operating profit margin highest level since Q2 2015 ► Global megatrends drive future growth opportunities ► Smaller, faster, more powerful, increased performance ► Strong cash flow and balance sheet ► Ended 2017 in a net cash position of $38M with average operating cash flows of ~$75M over the last 3 years Materion Investment Thesis 16

►Full-year guidance ► Adjusted EPS of $1.95 - $2.10 ► Capex ~ $30M - $35M ► Mine development capital expenditures $5M - $10M ► Depreciation and amortization expense of $35M - $40M ► Effective tax rate excluding special items 16% – 18% 2018 Forecasted Financial Guidance 17

Appendix

Consumer Electronics 30% Industrial Components 15% Medical 9% Defense 9% Automotive Electronics 8% Energy 7% Telecom Infrastructure 5% 0 82% Performance Alloys and Composites 54% Advanced Materials 33% Precision Coatings 13% Materion: Making Advanced Materials That Improve the World % of Value-added Sales 1 2017 A-2 1 Non-GAAP, excludes pass-through metal costs. Refer to the Appendix for additional detail.

Beryllium Market Supply Opportunity Materion – leading position in beryllium market • Only global integrated producer – Minimum of 75 years of proven reserves in Utah mine – Supplies over 70% of world’s mined beryllium • ~40% of company sales include beryllium in some form • Global stockpiled sources depleting • Only significant commercially active bertrandite ore mine • Materion positioned to support world demand • Significant incremental profit potential A-3

World’s Only Vertically Integrated Beryllium Producer Ore Chemical Plant Hydroxide Whiting Arc Furnace Pebble Plant CuBe Master VCB1 / Be Powder CuBe Alloy Products High-Purity Be Products Strip/Bulk Manufacturing Be Manufacturing Competitor B Competitor A 1 Vacuum Cast Billet A-4

Heraeus – Augmentation through M&A Acquisition Description ► Acquisition of high-performance target materials business of Heraeus Group ► Provides broader market, technology, and geographic diversification ► Precious and non-precious metal targets for architectural and automotive glass, electronic display, photovoltaic, and semiconductor markets ► Facilities in Germany, Taiwan, and United States Transaction Considerations ► $30 million purchase price (cash + assumed liabilities) ► Inclusive of assumed pension liability and estimated non-recurring deal, carve-out, and integration costs – represents a ~6.5x EBITDA multiple1 Forecasted Financial Impact ► Annualized value-added sales of $40 – $50 million ► EPS accretive in year one, excluding special one-time costs ► Operating margins - mid single digits prior to synergies ► Significant synergy opportunity both commercial and operational ► Forecasted > 15% IRR 1 Based on 2016 EBITDA A-5

Financial Information

Reconciliation for Value-added Sales A-7 $ in millions Value-added sales is a non-GAAP financial measure that removes the impact of pass-through metal costs and allows for analysis without the distortion of the movement or volatility in metal prices. Internally, we manage our business on this basis, and a reconciliation of net sales to value-added sales is included herein. Q1 2018 Q1 2018 TTM 2017 2016 2015 2014 2013 Net Sales Performance Alloys and Composites 118.3$ 455.2$ 429.5$ 387.5$ 394.8$ 433.3$ 422.9$ Advanced Materials 153.5 629.6 590.8 437.2 482.3 547.3 592.0 Precision Coatings 31.7 117.5 119.2 144.5 148.4 147.7 152.3 Other - - - - (0.2) (1.4) (0.3) Total 303.5$ 1,202.3$ 1,139.5$ 969.2$ 1,025.3$ 1,126.9$ 1,166.9$ Less: pass-through metal costs Performance Alloys and Composites 18.0$ 70.6$ 66.0$ 55.5$ 59.7$ 74.8$ 83.0$ Advanced Materials 95.2 390.6 362.8 260.9 299.5 366.3 423.4 Precision Coatings 8.1 26.5 28.5 46.8 46.6 45.3 48.0 Other 0.9 4.6 4.5 6.1 2.3 3.4 3.3 Total 122.2$ 492.3$ 461.8$ 369.3$ 408.1$ 489.8$ 557.8$ Value-added sales Performance Alloys and Composites 100.3$ 384.6$ 363.5$ 332.0$ 335.1$ 358.5$ 339.9$ Advanced Materials 58.3 239.0 228.0 176.3 182.8 181.0 168.6 Precision Coatings 23.6 91.0 90.7 97.7 101.8 102.4 104.2 Other (0.9) (4.6) (4.5) (6.1) (2.5) (4.8) (3.6) Total 181.3$ 710.0$ 677.7$ 599.9$ 617.2$ 637.1$ 609.1$

Reconciliation for Adjusted EPS A-8 As detailed in the above reconciliation, we have adjusted the results for certain special items, such as cost reduction initiatives (i.e., asset impairment charges and severance), legacy legal and environmental costs, CEO transition costs, merger and acquisition costs, and certain income tax items from the applicable GAAP measure. Internally, management reviews the results of operations without the impact of these costs in order to assess the profitability from ongoing operations. We are providing this information because we believe it will assist investors in analyzing our financial results and, when viewed in conjunction with the GAAP results, provide a more comprehensive understanding of the factors and trends affecting our operations. In millions, except per share amounts Q1 2018 Q1 2018 TTM 2017 2016 2015 2014 2013 GAAP As Reported Operating Profit 13.3$ 49.7$ 40.1$ 27.1$ 45.3$ 57.6$ 27.6$ Net Income 10.6 19.0 11.5 25.7 32.2 42.1 20.2 Weighted average diluted shares outstanding 20.574 20.574 20.415 20.213 20.402 20.852 20.943 EPS - Diluted 0.51 0.92 0.56 1.27 1.58 2.02 0.97 Operating Profit Special Items Cost reductions -$ -$ 0.7$ 2.6$ 1.9$ (1.6)$ 4.9$ Legacy legal & environmental costs (benefits) 0.7 1.0 0.5 1.4 (1.4) (6.9) - CEO transition - 2.4 4.1 - - - - Acquisition costs - 0.4 2.1 3.9 - - - Total operating profit special items 0.7$ 3.8$ 7.4$ 7.9$ 0.5$ (8.5)$ 4.9$ Operating Profit Special Items - net of tax 0.6$ 2.5$ 4.8$ 5.1$ 0.3$ (5.6)$ 3.4$ Tax Special Item (0.6)$ 18.3$ 18.9$ (4.2)$ 0.2$ (1.8)$ -$ Non-GAAP Measures - Adjusted Profitability Operating Profit 14.0$ 53.5$ 47.5$ 35.0$ 45.8$ 49.1$ 32.5$ Net Income 10.6 39.8 35.2 26.6 32.7 34.7 23.6 EPS - Diluted 0.51 1.94 1.72 1.32 1.60 1.67 1.13

Other Non-GAAP Items A-9 Adjusted EBITDA is calculated by adding depreciation, depletion, and amortization and certain special items such as cost reduction initiatives (i.e., asset impairment charges and severance), legacy legal and environmental costs, CEO transition costs, merger and acquisition costs, and certain income tax items to our operating profit. Internally, management reviews the results of operations without the impact of these costs in order to assess the profitability from ongoing operations. Debt-to-capitalization is our total debt divided by net debt plus shareholders’ equity. Net debt (cash) is a non-GAAP financial measure calculated by subtracting cash & cash equivalents from our total outstanding debt. We are providing this information because we believe it is more indicative of our overall financial position. It is also a measure our management uses to assess financing and other decisions. $ in millions Q1 2018 TTM 2014 2013 Operating Profit 49.7$ 40.1$ 27.1$ 45.3$ 57.6$ 27.6$ Special Items 3.8 7.4 7.9 0.5 (8.5) 4.9 Adjusted Operating Profit 53.5$ 47.5$ 35.0$ 45.8$ 49.1$ 32.5$ Depreciation, depletion, and amortization 41.9 42.8 45.6 37.8 42.7 41.6 Adjusted EBITDA 95.4$ 90.3$ 80.6$ 83.6$ 91.8$ 74.1$ Total Debt 3.4$ 3.8$ 4.6$ 13.6$ 24.3$ 64.8$ Less: Cash & Cash Equivalents 20.2 41.8 31.5 24.2 13.1 22.8 Net Debt (Cash) (16.8)$ (38.0)$ (26.9)$ (10.6)$ 11.2$ 42.0$ Total Shareholders' Equity 504.3$ 495.0$ 494.1$ 483.0$ 459.0$ 464.4$ Debt-to-Capitalization 1% 1% 1% 3% 5% 13% 2016 20152017

($ in millions, except per share data) 2018 Q1 Q2 Q3 Q4 2015 Q1 Q2 Q3 Q4 2016 Q1 Q2 Q3 Q4 2017 Q1 Sales PAC 103.3$ 107.7$ 93.6$ 90.3$ 394.8$ 90.6$ 97.7$ 103.7$ 95.5$ 387.5$ 92.6$ 108.5$ 109.4$ 119.0$ 429.5$ 118.3$ AM 149.9 131.4 113.6 87.4 482.3 108.1 113.6 107.2 108.3 437.2 114.7 157.1 157.8 161.2 590.8 153.5 PC 36.6 38.3 37.2 36.4 148.4 36.8 38.5 38.7 30.5 144.5 33.4 30.2 27.1 28.5 119.2 31.7 Other 0.2 (0.5) - - (0.2) - - - - - - - - - - - Consolidated MTRN 290.0 276.9 244.4 214.0 1,025.3 235.5 249.8 249.6 234.3 969.2 240.7 295.8 294.3 308.7 1,139.5 303.5 VA PAC 85.6 91.5 79.6 78.4 335.1 78.2 83.4 87.2 83.2 332.0 79.2 92.7 90.6 101.0 363.5 100.3 AM 51.7 46.7 44.5 39.8 182.8 42.1 47.0 46.0 41.2 176.3 47.3 62.0 60.4 58.3 228.0 58.3 PC 24.6 25.2 25.7 26.4 101.8 24.6 25.1 25.8 22.2 97.7 23.3 22.6 21.9 22.9 90.7 23.6 Other 0.7 (1.0) (1.0) (1.2) (2.5) (1.0) (1.6) (2.0) (1.5) (6.1) (0.8) (1.2) (1.5) (1.0) (4.5) (0.9) Consolidated MTRN 162.6 162.4 148.8 143.4 617.2 143.9 153.9 157.0 145.1 599.9 149.0 176.1 171.4 181.2 677.7 181.3 Gross Margin PAC 23.1 25.5 18.0 17.9 84.6 17.7 16.3 20.6 19.0 73.6 16.3 22.8 23.6 27.0 89.7 27.8 AM 20.7 18.8 17.1 15.5 72.1 15.8 19.1 20.0 16.7 71.6 18.4 23.3 24.4 22.4 88.5 20.8 PC 8.3 7.5 9.2 9.1 34.1 10.0 9.5 10.7 7.6 37.8 8.3 8.9 7.4 9.1 33.7 10.0 Other 0.3 (0.5) (0.3) 0.6 - (0.1) 0.4 (0.5) 0.8 0.5 0.2 (0.2) 0.1 0.5 0.6 (0.3) Consolidated MTRN 52.4 51.3 44.0 43.1 190.8 43.4 45.3 50.8 44.1 183.5 43.2 54.8 55.5 59.0 212.5 58.3 Gross Margin as a % of VA PAC 27% 28% 23% 23% 25% 23% 20% 24% 23% 22% 21% 25% 26% 27% 25% 28% AM 40% 40% 38% 39% 39% 38% 41% 43% 41% 41% 39% 38% 40% 38% 39% 36% PC 34% 30% 36% 34% 33% 41% 38% 41% 34% 39% 36% 39% 34% 40% 37% 42% Other N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M Consolidated MTRN 32% 32% 30% 30% 31% 30% 29% 32% 30% 31% 29% 31% 32% 33% 31% 32% Operating Profit PAC 6.8 9.3 4.5 2.9 23.6 1.5 0.2 4.4 0.5 6.6 0.2 5.5 6.8 9.5 22.0 9.9 AM 8.9 7.4 7.0 4.5 27.8 5.2 7.3 8.3 5.5 26.3 6.4 8.7 9.8 7.9 32.8 5.9 PC 1.7 0.6 2.3 3.0 7.5 4.1 2.3 3.4 1.8 11.6 2.2 2.3 1.6 2.3 8.4 3.4 Other (4.2) (4.2) (2.9) (2.3) (13.6) (3.3) (4.0) (5.9) (4.2) (17.4) (5.1) (6.4) (6.2) (5.4) (23.1) (5.9) Consolidated MTRN 13.2 13.1 10.9 8.1 45.3 7.5 5.8 10.2 3.6 27.1 3.7 10.1 12.0 14.3 40.1 13.3 Special Items - OP PAC - - - - - - - - 2.6 2.6 0.5 0.6 0.2 (1.3) 0.1 - AM - - - - - - - - - - 1.0 0.3 - - 1.3 - PC - - 1.3 0.1 1.4 - - - - - - - 0.4 - 0.4 - Other (2.1) - 0.5 0.7 (0.9) - 2.3 2.0 1.0 5.3 2.8 1.0 0.8 1.0 5.6 0.7 Consolidated MTRN (2.1) - 1.8 0.8 0.5 - 2.3 2.0 3.6 7.9 4.3 1.9 1.4 (0.3) 7.4 0.7 Operating Profit ex Spec Items PAC 6.8 9.3 4.5 2.9 23.6 1.5 0.2 4.4 3.1 9.2 0.7 6.0 7.0 8.3 22.1 9.9 AM 8.9 7.4 7.0 4.5 27.8 5.2 7.3 8.3 5.5 26.3 7.4 9.0 9.8 7.9 34.1 5.9 PC 1.7 0.6 3.6 3.1 8.9 4.1 2.3 3.4 1.8 11.6 2.2 2.3 2.1 2.3 8.8 3.4 Other (6.3) (4.2) (2.4) (1.6) (14.5) (3.3) (1.7) (3.9) (3.2) (12.1) (2.3) (5.4) (5.4) (4.4) (17.5) (5.2) Consolidated MTRN 11.1 13.1 12.7 8.9 45.8 7.5 8.1 12.2 7.2 35.0 8.0 11.9 13.5 14.0 47.5 14.0 OP ex Spec Items as a % of VA PAC 7.9% 10.2% 5.7% 3.7% 7.0% 1.9% 0.2% 5.0% 3.7% 2.8% 0.9% 6.5% 7.7% 8.2% 6.1% 9.9% AM 17.2% 15.8% 15.7% 11.3% 15.2% 12.4% 15.5% 18.0% 13.3% 14.9% 15.6% 14.5% 16.2% 13.5% 14.9% 10.1% PC 6.9% 2.4% 14.0% 11.7% 8.7% 16.7% 9.2% 13.2% 8.1% 11.9% 9.4% 10.2% 9.5% 9.8% 9.7% 14.4% Other N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M Consolidated MTRN 6.8% 8.1% 8.5% 6.2% 7.4% 5.2% 5.3% 7.8% 5.0% 5.8% 5.4% 6.8% 7.9% 7.7% 7.0% 7.7% 2015 2016 2017 1 Internally, management reviews the results of operations without the impact of special one-time costs in order to assess the profitability from ongoing operations. Refer to the note on page A-8 for a full reconciliation of adjusted earnings. 2 Results retroactively adjusted to reflect impact of new pension guidance effective January 1, 2018. Historical Financials A-10 1 1 1 2